THE

                                      IRISH

                                   INVESTMENT

                                      FUND

                                [GRAPHIC OMITTED]

                              THIRD QUARTER REPORT

                       FOR THE PERIOD ENDED JULY 31, 2000
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                     COVER PHOTOGRAPH -- THE ROCK OF CASHEL.

                    Provided courtesy of Irish Tourist Board.
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                                CHAIRMAN'S LETTER

Dear Stockholder,

INTRODUCTION

     The Irish equity market declined by 7.4% in Euro terms during the quarter ended July 31, 2000. After adjusting for movements in exchange rates this decrease converted into a decline of 5.9% in US dollar terms. The Fund's Net Asset Value (NAV) declined by 3.75% to $19.23 over the period.

     The Share Repurchase Program which was approved by the Board earlier in the year, commenced during the quarter. This program has added liquidity to the market for the benefit of shareholders who wish to sell their shares while also increasing the Fund's NAV. Since the repurchase program began in late May, up to the end of the quarter, the Fund has repurchased and retired 129,000 shares at a cost of almost $1.9 million. This represents 2.6% of the shares originally issued and has increased the portfolio's NAV by 15.5 cents per share. It is the Board's and Management's intention to continue its active repurchase program.

ECONOMIC REVIEW

     Irish economic growth continues to exceed expectations. The Irish Central Bank recently increased its economic growth forecast for 2000 to 8.5%, which compares to a 6.25% forecast at the beginning of the year. However, there has been a marked divergence in 2000 between continued positive economic growth statistics and international investor sentiment towards the economy. While the majority of domestic economists remain broadly positive on the prospects of the Irish economy, a number of international commentators and sections of the financial press have become increasingly negative on the sustainability of Irish prosperity. Their current concerns centre on accelerating domestic inflation.

     In June 2000 the headline consumer price inflation rate reached 6.2%, its highest monthly observation rate since 1985. This deterioration in Ireland's inflation picture has seen the headline rate of CPI move from 1.5% to 6.2% over the past ten months. However, it should be highlighted that a large part of the acceleration can be attributed to a number of specific factors - rising oil prices, tobacco tax increases and recent interest rate increases. In addition Ireland is a particularly open economy and the persistent weakness of the Euro currency, against both the dollar and sterling, is also negatively impacting on inflation. It is clearly important that this current upturn in consumer price inflation does not feed into a permanent increase in inflationary expectations in the economy. Finally, we believe it is overly simplistic to conclude that the current inflationary spike marks the end of the Irish growth story as this ignores the fundamental and secular positives that have underpinned Ireland's success over the past eight years - positive demographics, strong foreign direct investment, a young competitive labour force and solid public finances.

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     Recent  exchequer tax returns for 2000 highlight the continued  buoyancy of the Irish economy. In the first seven months total tax revenues increased by 14.7% as compared to the same period in 1999. Value Added Tax receipts increased by 20% highlighting buoyant consumer demand. It is clear that for the third year in succession the Irish government is likely to enjoy a substantial budget surplus.

EQUITY MARKET REVIEW

     The Irish equity market decreased by 7.4% over the quarter ended July 31, 2000. A comparison with major international and European markets is shown below:

                           QUARTER ENDED JULY 31, 2000

                                      LOCAL CURRENCY            U.S. $
                                      --------------            ------
Irish Equities                             -7.4%                 -5.9%

US Equities                                -1.5%                 -1.5%
UK Equities                                +0.1%                 -2.7%
Japanese Equities                         -12.5%                -13.5%

Euroland Equities                          -2.7%                 -1.2%
German Equities                            -3.0%                 -1.5%
French Equities                            +1.9%                 +3.6%

Dutch Equities                             +0.6%                 +2.2%

     International Equity markets in 2000 remain volatile and were broadly unchanged over the quarter under review. The Irish market's underperformance was driven by the aforementioned concerns over inflation which hurt those stocks most exposed to the domestic economy. In particular AIB (-19.8% IN QUARTER) suffered from investor concerns over domestic overheating. Despite these concerns, the company delivered a solid set of interim results for the first half of 2000 with underlying pre-tax profits increasing by 12% to Euro 609 million, and earnings per share 13% to 49.2c.

     The continued poor performance of EIRCOM (-34.8% IN QUARTER) was a feature of the period. Similar to other European telecom operators, Eircom is suffering from severe competition in the fixed-line voice business which has seen the European telecom sector decline by 20.5% during the quarter under review. The overhang of the KPN/Telia 35% shareholding in Eircom continues to depress the stock.

     The Fund continues to benefit from its investments in Irish technology companies. IONA TECHNOLOGIES (+23.6% IN QUARTER) delivered strong share price performance despite volatility in the global technology sector. In the second quarter of 2000 the company's revenues increased by 41% to $34.7 million driven by buoyant software sales which now account for 69% of total revenues. Also in the technology sector, BCO TECHNOLOGIES rose by 68.5% as Analog Devices announced a take-over of the company. The Fund

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realised  substantial  gains on its investment in BCO  Technologies.  We believe this sector will provide new investment opportunities for the Fund which is consistent with the current thrust of entrepreneurship in the country. During the quarter the Fund purchased new shareholdings in PARTHUS TECHNOLOGIES, a recent initial public offering, and in an unquoted Irish software company TWELVE HORSES.

     JURYS DOYLE GROUP (+21.5% IN QUARTER) delivered an excellent set of full-year results (April year-end) with pre-tax profits increasing by 70% to Euro 50 million and EPS by 35.9% to 73.8c. The uplift in profits was driven by the successful integration of Doyle hotels. Over the past five years the annual EPS growth at the company has been 30%.

CURRENT OUTLOOK

     International equity markets are struggling against a backdrop of rising short-term interest rates, increasing oil prices and the strong absolute returns generated from stock markets over the past number of years. For these reasons, as well as the concerns related to overheating in the domestic economy, the Irish market remains subdued.

     On a stock-by-stock basis, valuations in Ireland are at a reasonable discount to international sector comparables. The market stands at a P/E for 2000 of 15.2x and a yield of 1.8%. The Fund retains a fully invested position.

Sincerely,

/S/ SIGNATURE

Peter Hooper
Chairman of the Board

September 19, 2000

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THE IRISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

July 31, 2000                                       Shares             Value
--------------------------------------------------------------------------------
IRISH COMMON STOCKS (90.38%)

COMPUTER SOFTWARE AND SERVICES (6.78%)
   Datalex Corporation*+                            52,500     U.S. $   892,500
   IONA Technologies-ADR*                           74,300            5,219,575
   Trintech Group-ADR*                              10,000              245,554
                                                                     ----------
                                                                      6,357,629
                                                                     ----------
CONSTRUCTION AND BUILDING MATERIALS (18.12%)
   Abbey                                           348,600              904,455
   CRH                                             664,462           11,236,594
   Green Property                                  607,143            3,414,926
   Kingspan                                        550,000            1,447,380
                                                                     ----------
                                                                     17,003,355
                                                                     ----------
CONSUMER GOODS (10.58%)
   DCC                                             320,000            2,816,925
   ICON-ADR*                                        85,000            1,540,625
   I.W.P., International                           639,886              919,043
   United Drug                                     287,500            1,944,744
   Waterford Wedgwood                            2,653,364            2,704,526
                                                                     ----------
                                                                      9,925,863
                                                                     ----------
FINANCIAL (19.26%)
   Allied Irish Banks                            1,817,688           14,821,893
   FBD Holdings                                    260,000            1,060,053
   Irish Life & Permanent                          306,991            2,190,373
                                                                     ----------
                                                                     18,072,319
                                                                     ----------
FOOD AND BEVERAGES (13.05%)
   Fyffes                                        1,635,000            1,545,324
   Glanbia                                       1,153,610              694,823
   Greencore                                       452,568            1,216,140
   Kerry Group, Series A                           705,000            8,786,443
                                                                     ----------
                                                                     12,242,730
                                                                     ----------
HOTELS AND RESORTS (3.76%)
   Jury's Doyle Hotel Group                        481,792            3,526,861
                                                                     ----------
PAPER AND PAPER PRODUCTS(2.75%)
   Smurfit Group                                 1,435,840            2,581,127
                                                                     ----------



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THE IRISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

July 31, 2000                                       Shares             Value
--------------------------------------------------------------------------------
PUBLISHING AND PRINTING (5.35%)
   Adare Printing                                  320,000     U.S. $ 3,202,399
   Independent News & Media                        578,142            1,821,441
                                                                    -----------
                                                                      5,023,840
                                                                    -----------
TECHNOLOGY (2.09%)
   Horizon Technology*                             264,817            1,963,078
                                                                    -----------
TELECOMMUNICATIONS (6.42%)
   Eircom*                                       2,200,000            5,137,181
   Parthus Technologies*                           125,000              383,786
   Twelve Horses Ltd.+                             625,000              500,000
                                                                    -----------
                                                                      6,020,967
                                                                    -----------
TRANSPORTATION (2.22%)
   Ryanair Holdings*                               250,000            2,084,895
                                                                    -----------
TOTAL IRISH COMMON STOCKS
   (Cost U.S. $63,214,778)                                           84,802,664
                                                                    -----------
UNITED KINGDOM COMMON STOCKS (5.03%)

PHARMACEUTICALS (1.65%)
   Galen Holdings                                  150,000            1,544,503
                                                                    -----------
TECHNOLOGY (3.38%)
   BCO Technologies*                               535,700            3,177,179
                                                                    -----------
TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost U.S. $1,623,230)                                             4,721,682
                                                                    -----------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY
   ON DEPOSIT (Cost U.S. $64,838,008)                          U.S. $ 89,524,346
                                                                    -----------
FOREIGN CURRENCY ON DEPOSIT (4.25%)
   (Interest Bearing)
   British Pounds Sterling       [BRITISH POUND
                                       STERLING]       181     U.S. $       272
   Euro                                   [EURO] 4,300,822            3,985,228
                                                                    -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $4,093,300)                                             3,985,500
                                                                    -----------

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THE IRISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

July 31, 2000                                                           Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.66%)
   (Cost U.S. $68,931,308)**                                   U.S. $ 93,509,846
                                                                    ------------
OTHER ASSETS AND LIABILITIES (0.34%)                                     323,598
                                                                    ------------
NET ASSETS (100.00%)
   Applicable to 4,880,000 outstanding U.S. $.01 par value
   shares (authorized 20,000,000 shares)                       U.S. $ 93,833,444
                                                                    ------------
NET ASSET VALUE PER SHARE
   (U.S. $93,833,444 / 4,880,000)                              U.S. $      19.23
                                                                    ============
------------------
     *  Non-income producing security.
    **  Foreign currency held on deposit at the Bank of Ireland.
     +  Not readily marketable.

ADR -   American Depository Receipt traded in U.S. dollars



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                         THE IRISH INVESTMENT FUND, INC.

                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - PRESIDENT AND TREASURER
                     Linda J. Hoard    - SECRETARY
                     Michael O'Donnell - ASSISTANT TREASURER

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                     Salomon Brothers Asset Management Inc.
                            Seven World Trade Center
                            New York, New York 10048

                                  ADMINISTRATOR
                                    PFPC Inc.
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                         Investors Bank & Trust Company
                                150 Royall Street
                           Canton, Massachusetts 02021

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             2400 Eleven Penn Center
                             Philadelphia, PA 19103

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                         The Irish Investment Fund, Inc.
                                   o PFPC Inc.
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
--------------------------------------------------------------------------------